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                              INDUSTRIAL BUILDING LEASE


DATE OF LEASE                 TERM OF LEASE               MONTHLY RENT
-------------                 -------------               ------------
                     BEGINNING            ENDING
                     ---------            ------

September 30, 1996   November 1, 1996  October 31, 2011   See Rider Paragraph R2

Location of Premises:
    See Legal Description attached hereto as Exhibit "A" and hereby made a part hereof;
    Commonly known as 10920 West Lincoln Avenue, West Allis, Wisconsin

Purpose:
    To operate a Dental Supply Company


LESSEE                                      LESSOR
------                                      ------
NAME:    Sullivan Dental Products, Inc.     NAME AND  H & S Investment, L.L.C.
         10920 West Lincoln Avenue          BUSINESS  10920 West Lincoln Avenue
ADDRESS  West Allis, Wisconsin   53227      ADDRESS   West Allis, Wisconsin
                                                      53227


    In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

    1.   RENT.   Lessee shall pay Lessor or Lessor's agent as rent for the
Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

    2.   CONDITION AND UPKEEP OF PREMISES.    Lessee has examined and knows the
condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances ' and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

    3.   LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT.    Lessee will not allow the
Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all ilterations ind additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.


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    4.   MECHANIC'S LIEN.   Lessee will not permit any mechanic's lien or liens
to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

    5.   INDEMNITY FOR ACCIDENTS.    Lessee covenants and agrees that he will
protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.

    6.   NON-LIABILITY OF LESSOR.   Except as provided by Wisconsin statute,
Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

    7.   WATER, GAS AND ELECTRIC CHARGES.    Lessee will pay, in addition to
the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

    8.   KEEP PREMISES IN REPAIR.   Lessor shall not be obliged to incur any
expense for repairing any improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

    9.   ACCESS TO PREMISES.   Lessee will allow Lessor free access to the
Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

    10.   ABANDONMENT AND RELETTING.   If Lessee shall abandon or vacate the
Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be relet by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Wisconsin statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.


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    11.   HOLDING OVER.   Lessee will, at the termination of this lease by
lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of Five Hundred Dollars ($ 500.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

    12.   EXTRA FIRE HAZARD.   There shall not be allowed, kept, or used on the
Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

    13.   DEFAULT BY LESSEE.   If default be made in the payment of the above
rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.

    14.   NO RENT DEDUCTION OR SET OFF.   Lessee's covenant to pay rent is and
shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

    15.   RENT AFTER NOTICE OR SUIT.   It is further agreed, by the parties
hereto, that after the service of notice, or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

    16.   PAYMENT OF COSTS.   Lessee will pay and discharge all reasonable
costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

    17.   RIGHTS CUMULATIVE.   The rights and remedies of Lessor under this
lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

    18.   FIRE AND CASUALTY.   In case the Premises shall be rendered
untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or other casualty.

    19.   SUBORDINATION.   This lease is subordinate to all mortgages which may
now or hereafter affect the Premises.

    20.   PLURALS; SUCCESSORS.    The words "Lessor" and "Lessee" wherever
herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.


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    21.   SEVERABILITY.   Wherever possible each provision of this lease shall
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.

    If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

    This lease consists of 5 pages numbered 1 to 5, including a rider consisting of 2 pages, identified by Lessor and Lessee.

    IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:   Sullivan Dental Products, Inc.    LESSOR:  H&S Investments, L.L.C.


/S/   TIMOTHY J. SULLIVAN       (Seal) /S/   ROBERT  J. SULLIVAN       (Seal)
--------------------------------       --------------------------------
    (Vice) President                        Robert J. Sullivan, Manager

/S/   TIMOTHY J. SULLIVAN       (Seal) /S/   WAYNE G. HOLT             (Seal)
--------------------------------       --------------------------------
    (Assistant) Secretary              Wayne G. Holt, Manager


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             RIDER TO INDUSTRIAL BUILDING LEASE DATED SEPTEMBER 30, 1996
                    BY AND BETWEEN SULLIVAN DENTAL PRODUCTS, INC.,
                         A WISCONSIN CORPORATION, AS LESSEE,
                      AND H & S INVESTMENTS, L.L.C., AS LESSOR,
                          FOR THE PREMISES COMMONLY KNOWN AS
           10920 W. LINCOLN AVENUE, WEST ALLIS, WISCONSIN (THE "PROPERTY")

R-1. In the event that the terms of this Rider shall conflict with the terms of the Industrial Building Lease to which this Rider is attached, then the terms of this Rider shall prevail.

R-2.     Rent shall be due as follows:

    a. For the period November 1, 1996, through October 31, 1999, the amount of base rent shall be $544,548 per year, payable in monthly installments of $45,379.

    b. For the period November 1, 1999, through October 31, 2002, the amount of base rent shall be $593,556 per year, payable in monthly installments of $49,463.

    c. For the period November 1, 2002, through October 31, 2005, the amount of base rent shall be $646,980 per year, payable in monthly installments of $53,915.

    d. For the period November 1, 2005, through October 31, 2008. the amount of base rent shall be $705,204 per year, payable in monthly installments of $58,767.

    e. For the period November 1, 2008, through October 31, 2011, the amount of base rent shall be $768,672 per year, payable in monthly installments of $64,056.

R-3. Lessee shall, during the entire term hereof, keep in full force and effect a policy or policies of public liability and property damage insurance with respect to the Property and the business operated by Lessee and any sublessees of Lessee in the Property in which the limits of public liability shall be not less than $200,000.00 per person and $500,000.00 per accident and in which the property damage liability shall not be less than $50,000.00. The policy or policies shall name Lessor, any person, firms or corporations designated by Lessor, and Lessee as the insured, and shall contain a clause that Lessee will not cancel or change the insurance without first giving Lessor thirty (30) days prior written notice.

R-4. Each of the parties hereto hereby waives any and all rights of action for negligence against the other party hereto which may hereafter arise for damage to the Property, to the personal property therein, or for the right to use and occupancy, resulting from any fire or other casualty of the kind covered by a standard fire insurance policy with extended coverage, regardless of whether or not or in what amounts such insurance is now or hereafter carried by the parties hereto, or either of them. Where Lessee obtains such insurance, it shall provide Lessor, prior to the commencement of the term of the Lease, with a certificate of insurance.

R-5. Lessee further agrees to obey all ordinances of the City of West Allis, Wisconsin, in regard to cleaning of the streets and alleys and sidewalks in front of the Property and any and all lawful orders, rules and regulations of the proper health officers of said City.


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R-6. During the term of the Lease, Lessee shall pay as additional rent all real estate taxes, assessments, and general or special assessments imposed on the Property. Within ten (10) days after receipt of a copy of the real estate tax bill for the Property, Lessee shall pay to Lessor the sums due pursuant to such real estate tax bill. If said real estate tax bill covers any period of time during which Lessee does not occupy the Property, Lessee shall pay its pro rata share of such real estate tax bill, based upon a 365 day year and the number of days that Lessee does occupy the Property.

LESSEE:                           LESSOR:

SULLIVAN DENTAL PRODUCTS, INC., a      H & S INVESTMENTS, L.L.C.
Wisconsin corporation

By   /S/  TIMOTHY J. SULLIVAN          By   /S/  ROBERT J. SULLIVAN
  ----------------------------------     --------------------------------------
    (Vice) President                     Robert J. Sullivan, Manager


                                       By   /S/  WAYNE G. HOLT
                                         --------------------------------------
                                         Wayne G. Holt, Manager

ATTEST:

   /S/  TIMOTHY J. SULLIVAN
------------------------------------
    (Assistant) Secretary


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